SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement     [_] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           Palatin Technologies, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

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        pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                               [GRAPHIC OMITTED]





                           PALATIN TECHNOLOGIES, INC.
                         214 CARNEGIE CENTER, SUITE 100
                           PRINCETON, NEW JERSEY 08540

                          -----------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 1998

                          -----------------------------


To the Stockholders of Palatin Technologies, Inc.:

        NOTICE IS HEREBY  GIVEN that the Annual  Meeting  of  Stockholders  (the
"Meeting") of PALATIN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540 on Tuesday, March 24, 1998 at 11:00 a.m., local time, for the following purposes:

        1. To consider and vote upon the election of five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

        2. To approve the grant of certain replacement stock options to Carl Spana, Ph.D., and Charles Putnam, executive officers of the Company;

        3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30,1998; and

        4. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

        The Board of Directors has fixed the close of business on February 13, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's executive offices at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540 for a period of ten days prior to the Meeting. The stock transfer books of the Company will not be closed.

        A copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 1997, accompanies this Notice of Annual Meeting of Stockholders.

        You are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to complete, sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                By the order of the Board of Directors,

                                /s/ Stephen T. Wills

                                STEPHEN T. WILLS
                                Assistant Secretary

Princeton, New Jersey
February 25, 1998

                           PALATIN TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement ("Proxy Statement") and accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Palatin Technologies, Inc., a Delaware corporation (the "Company"), of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the principal executive offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540 on Tuesday, March 24, 1998 at 11:00 a.m., local time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by execution of another proxy at a later date, by written notice of revocation forwarded directly to the Secretary of the Company or by voting in person at the Meeting. Attendance at the Meeting will not have the effect of revoking the Proxy unless the stockholder votes at the Meeting.

        The mailing address of the Company's principal executive office is 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, Telephone No. (609) 520-1911. The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being sent or given to stockholders is February 25, 1998.


                             SOLICITATION OF PROXIES

        The persons named as proxies are Mr. Edward J. Quilty and Carl Spana, Ph.D., both of whom are presently directors and officers of the Company. Shares of stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. Any executed Proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement, for: the election of the nominees set forth under the caption "Election of Directors"; the approval of the grant of certain replacement stock options to Dr. Spana and Mr. Putnam, executive officers of the Company; the ratification of the appointment of Arthur Andersen LLP ("Arthur Andersen") as the independent public accountants of the Company for the fiscal year ending June 30, 1998; and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and other material enclosed herewith will be borne by the Company. In addition to the solicitation of Proxies by the use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the Proxy material to the beneficial owners and will reimburse them for their reasonable expenses in forwarding the Proxy material.

        Your vote is important. Accordingly, you are urged to complete, sign, date and return the accompanying Proxy whether or not you plan to attend the Meeting. If you do attend, you may give notice of revocation of your Proxy and vote by ballot at the Meeting.


                      SHARES OUTSTANDING AND VOTING RIGHTS

        Only holders of shares of Common Stock, $.01 par value per share (the "Common Stock") and holders of shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), of record at the close of business on February 13, 1998 (the "Record Date") are entitled to vote at the Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 3,180,706 shares of Common Stock and 131,892 shares of Series A Preferred Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Series A Preferred Stock is entitled to approximately 20.2 votes, with the 131,892 shares of Series A Preferred Stock outstanding entitled to 2,659,027 votes in the aggregate, on all matters to be voted on.

        A majority of the votes of shares of Common Stock and Series A Preferred Stock outstanding on the Record Date represented at the Meeting in person or by

Proxy constitutes a quorum. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

        The affirmative vote of a plurality of the votes so represented is necessary to elect the nominees as directors and the affirmative vote of the majority of the total votes cast in the affirmative or negative on the proposal is necessary to approve the grant of certain replacement stock options to Dr. Spana and Mr. Putnam. Proxies received in response to this solicitation will, in the absence of any contrary instructions, be voted in favor of each proposal.

        There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.


                                  PROPOSAL ONE.

                              ELECTION OF DIRECTORS

        At the Meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Each of the nominees is currently a director of the Company. Management recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying Proxy will be voted for their election as directors, unless the Proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxies will vote for the election of such person or persons as shall be designated by management.

INFORMATION WITH RESPECT TO NOMINEES.

        The following sets forth the names and ages of the five nominees for election to the Board, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."


NAME                              AGE      POSITION WITH THE COMPANY
----                              ---      -------------------------
Edward J. Quilty (1)              46       Chairman of the Board, President,
                                            Chief Executive Officer and Director
Carl Spana, Ph.D.                 35       Executive Vice President, Chief
                                            Technology Officer and Director
Michael S. Weiss (2)              31       Director
James T. O'Brien (1) (2)          58       Director
John K.A. Prendergast, Ph.D. (1)  43       Director
-----------------------------


(1) Member of the Compensation Committee. Mr. Quilty, as President of the Company, is a member ex officio of the Compensation Committee.

(2)     Member of the Audit Committee.

BUSINESS EXPERIENCE OF NOMINEES.

        EDWARD J. QUILTY has been Chairman of the Board, President, Chief Executive Officer and a director of the Company since June 25, 1996, the date on which RhoMed Incorporated ("RhoMed") merged with and into a newly formed, wholly-owned subsidiary of the Company (the "Merger"), and has since November 1995 been Chief Executive Officer and a director of RhoMed. As a result of the Merger, RhoMed became a wholly-owned subsidiary of the Company, with the holders of RhoMed preferred stock and RhoMed common stock receiving an aggregate of an approximately 96% interest in the equity securities of the Company on a fully-diluted basis. From July 1994 through November 1995, Mr. Quilty was President, Chief Executive Officer and a director of MedChem Products, Inc. ("MedChem"), a publicly traded medical device company, which in September 1995 was merged into C.R. Bard, Inc. From March 1992 through July 1994, Mr. Quilty served as President and Chief Executive Officer of Life Medical Sciences, Inc. ("Life Medical"), a publicly traded biotechnology company. From January 1987 through October 1991, Mr. Quilty served as Executive Vice President of McGaw Inc., a publicly traded pharmaceutical company. Mr. Quilty is also Chairman of the Board and a director of Derma Sciences, Inc. ("Derma Sciences"), a publicly traded medical device company. Mr. Quilty received his M.B.A. from Ohio University, and a B.S. from Southwest Missouri State University.

        CARL SPANA, Ph.D., has been a director of the Company since June 25, 1996, the date of the Merger, and has been a director of RhoMed since July 1995. Since June 1996, Dr. Spana has served as Executive Vice President and Chief Technology Officer of the Company and RhoMed. From June 1993 to June 1996, Dr. Spana was Vice President of Paramount Capital Investments, LLC ("Paramount Capital Investments") a biotechnology and biopharmaceutical merchant banking firm, and of The Castle Group Ltd. ("Castle Group"), a medical venture capital firm. At Paramount Capital Investments and at Castle Group, Dr. Spana was responsible for discovering, evaluating, and commercializing biotechnologies. Through his work at Paramount Capital Investments and Castle Group, Dr. Spana co-founded and acquired several private biotechnology firms. From July 1991 to June 1993, Dr. Spana was a Research Associate at Bristol-Myers Squibb, a publicly traded pharmaceutical company, where he was involved in scientific research in the field of immunology. Dr. Spana is a director of and was Interim President of AVAX Technologies, Inc. ("AVAX"), a publicly traded medical technology company. Dr. Spana received his Ph.D. in Molecular Biology from The Johns Hopkins University and a B.S. in Biochemistry from Rutgers University.

        MICHAEL S. WEISS has been a director of the Company since June 25, 1996, the date of the Merger, and has been a director of RhoMed since July 1995. Since November 1993, Mr. Weiss has been Associate General Counsel and then General Counsel of Paramount Capital Investments and Senior Managing Director of Paramount Capital, Inc. ("Paramount Capital"). Prior to that Mr. Weiss was an attorney with Cravath, Swaine & Moore. Mr. Weiss also serves on the Board of Directors of Pacific Pharmaceuticals, Inc., AVAX, as Secretary of Atlantic Pharmaceuticals, Inc. ("Atlantic Pharmaceuticals"), and as Vice Chairman of the Board and on the Board of Directors of Genta Incorporated and as Chairman of the Board and on the Board of Directors of Procept Inc., all publicly traded medical technology companies. Additionally, Mr. Weiss is a member of the board of directors of several privately held biopharmaceutical companies. Mr. Weiss received his J.D. from Columbia University School of Law and a B.S. in Finance from The State University of New York at Albany.

        JAMES T. O'BRIEN has been a director of the Company since August 1, 1996. Since November 1991, Mr. O'Brien has been Chairman of the Board of Access Corporation, a provider of employment software and information. Since July 1996, Mr. O'Brien has been President and Chief Executive Officer of O'Brien Marketing and Communications, an advertising and communications company. From 1989 to 1991 Mr. O'Brien was President and Chief Operating Officer of Elan Corporation, PLC, a publicly traded pharmaceutical company. From 1986 to 1989, Mr. O'Brien was President and Chief Executive Officer of O'Brien Pharmaceuticals, Inc. Prior to this, Mr. O'Brien held various management positions with Revlon Health Care Group, including President of USV Laboratories and the Armour Pharmaceutical Company; Lederle Laboratories; and Sandoz Pharmaceuticals, Inc. Mr. O'Brien is a director of Carrington Laboratories, Inc., a publicly traded pharmaceutical and medical devices company, and Theratech, Inc., a publicly traded pharmaceutical and drug delivery company.

        JOHN K.A. PRENDERGAST, Ph.D. has been a director of the Company since August 28, 1996. Dr. Prendergast has served as President and principal of Summercloud Bay, Inc., a biotechnology consulting firm, since 1993. From October 1991 through December 1997, Dr. Prendergast was a Managing Director of Paramount Capital Investments and a Managing Director of Castle Group. Dr. Prendergast is a co-founder and director of Avigen, Inc. ("Avigen"), Xenometrix, Inc., AVAX, and Atlantic Pharmaceuticals, all publicly traded medical technology companies, and currently serves as interim President and Chief Executive Officer of Ingenex, Inc., a privately held subsidiary of Titan Pharmaceuticals, Inc., a publicly traded medical technology company. Dr. Prendergast received M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia and a C.S.S. in Administration and Management from Harvard University.

        There are no family relationships between directors or executive officers.

        THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.

GENERAL INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES.

        The Board of the Company met five times in the fiscal year ended June 30, 1997. Each incumbent director has attended at least 75% of the aggregate of the total number of meetings of the Board and committees of the Board on which he served.

        The Board has an Audit Committee and a Compensation Committee. The Audit Committee met one time in the last fiscal year and the Compensation Committee met one time in the last fiscal year. The Company does not have a Nominating Committee.

        Audit Committee. The Audit Committee reviews the engagement of the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is composed of two non-employee directors.

        Compensation Committee. The Compensation Committee reviews and recommends to the Board remuneration arrangements, compensation plans and option grants for the Company's officers, key employees, directors and others, and administers the Company's 1996 Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Edward J. Quilty failed to timely report a transaction on Form 4 for the month of April 1997 and John K.A. Prendergast failed to timely report his initial ownership on Form 3 for the month of August 1996. Mr. Quilty and Mr. Prendergast each subsequently reported the required information on Forms 5 for the fiscal year ended June 30, 1997. The Aries Trust failed to timely report its initial ownership on Form 3 for the month of July 1996, but subsequently reported the required information on a Form 5 for the fiscal year ended June 30, 1997. The Company knows of no other failure to file a required form.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Set forth below is information, as of the Record Date, concerning the stock ownership and voting power of all persons (or groups of persons) known by the Company to be the beneficial owner of more than five percent of the Common Stock or Series A Preferred Stock, each director of the Company, each of the executive officers included in the Summary Compensation Table and all directors and executive officers of the Company as a group.

                                                              AMOUNT AND NATURE  PERCENT     PERCENT OF
TITLE OF                                                         OF BENEFICIAL     OF          VOTING
 CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP (1)(2)  CLASS       POWER(2)
--------    ------------------------------------                --------------   ------      --------
Common      Edward J. Quilty                                       240,909(3)     7.1%           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540

Common      Carl Spana, Ph.D.                                       85,059(4)     2.6%           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540

Common      Charles L. Putnam                                       48,654(5)     1.5%           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540


                                                              AMOUNT AND NATURE  PERCENT     PERCENT OF
TITLE OF                                                         OF BENEFICIAL     OF          VOTING
 CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP (1)(2)  CLASS       POWER(2)
--------    ------------------------------------                --------------   ------      --------
Common      Michael S. Weiss                                        46,614(6)     1.4%           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540

Common      James T. O'Brien                                         6,576(7)        *           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540

Common      John K.A. Prendergast, Ph.D.                            25,423(8)        *           *
Stock       c/o Palatin Technologies, Inc.
            214 Carnegie Center, Suite 100
            Princeton, NJ 08540

Common      Lindsay A. Rosenwald, M.D.                           1,107,674(9)    30.7%         15.2%
Stock       787 Seventh Avenue
            New York, NY 10019

Common      RAQ, LLC                                               358,245(10)   11.3%          6.1%
Stock       787 Seventh Avenue
            New York, NY 10019

Common      Paramount Capital Asset Management, Inc.               600,695(11)   17.4%          9.0%
Stock       787 Seventh Avenue
            New York, NY 10019

Common      The Aries Trust, a Cayman Islands trust                410,301(12)   12.2%          6.2%
Stock       c/o MeesPierson (Cayman) Limited
            P.O. Box 2003
            British American Centre, Phase 3
            Dr. Roy's Drive
            George Town, Grand Cayman

Common      Aries Domestic Fund, L.P.                              190,394(13)    5.8%          2.8%
Stock       787 Seventh Avenue
            New York, NY 10019

Common      Essex Woodlands Health Ventures, L.P.                  302,419(14)    8.7%          5.2%
Stock         Fund III
            2170 Buckthorne, Suite 170
            The Woodlands, TX  77380

Series A    Michael S. Weiss                                           770(6)        *           *
Preferred   c/o Palatin Technologies, Inc.
Stock       214 Carnegie Center, Suite 100
            Princeton, NJ 08540


                                                              AMOUNT AND NATURE  PERCENT     PERCENT OF
TITLE OF                                                         OF BENEFICIAL     OF          VOTING
 CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP (1)(2)  CLASS       POWER(2)
--------    ------------------------------------                --------------   ------      --------
Series A    Lindsay A. Rosenwald, M.D.                              15,079(15)   11.4%          5.2%
Preferred   787 Seventh Avenue
Stock       New York, NY 10019

Series A    Paramount Capital Asset Management, Inc.                11,000(16)    8.3%          3.8%
Preferred   787 Seventh Avenue
Stock       New York, NY 10019

Series A    Essex Woodlands Health Ventures, L.P.                   15,000       11.4%          5.2%
Preferred     Fund III
Stock       2170 Buckthorne, Suite 170
            The Woodlands, TX  77380

            All directors and executive officers as a group        469,901(17)   13.2%          1.4%
            (seven (7) persons)

---------------

*Less than one percent.

(1) With respect to Common Stock, this column includes shares of Common Stock issuable upon conversion of Series A Preferred Stock. With respect to both Common Stock and Series A Preferred Stock, this column includes shares of Common Stock or Series A Preferred Stock issuable upon exercise of options or warrants currently exercisable or exercisable within 60 days following the Record Date. Beneficial ownership includes direct or indirect voting or investment power. All shares listed in the table are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2) The Common Stock has one vote for each share and the Series A Preferred Stock has approximately 20.2 votes for each share, subject to adjustment upon the occurrence of certain events. Voting power is calculated on the basis of the aggregate of Common Stock and Series A Preferred Stock outstanding as of the Record Date. On the Record Date there were 3,180,706 shares of Common Stock outstanding and 131,892 shares of Series A Preferred Stock outstanding, entitled to a maximum of 2,659,027 votes in the aggregate. In the case of Series A Preferred Stock voting separately as a class, voting power is equal to the percent of the class owned.

(3) Includes (i) 35,938 shares of Common Stock issuable upon exercise of options granted pursuant to RhoMed's 1995 Employee Incentive Stock Option Plan, of which options with respect to 29,949 shares of Common Stock are currently exercisable and options with respect to 5,989 shares of Common Stock will become exercisable within 60 days following the Record Date; (ii) 30,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan; (iii) 96,731 shares of Common Stock issuable upon exercise of anti-dilution options granted by the Company, of which options with respect to 82,715 shares of Common Stock are currently exercisable and options with respect to 14,016 shares of Common Stock will become exercisable within 60 days following the Record Date; and (iv) 30,322 shares of Common Stock issuable upon exercise of non-plan options, of which options with respect to 23,583 shares of Common Stock are currently exercisable and options with respect to 6,739 shares of Common Stock will become exercisable within 60 days following the Record Date. Does not include 106,981 shares of Common Stock issuable upon exercise of options not exercisable within 60 days following the Record Date.

(4) Includes (i) 49,464 shares of Common Stock issuable upon exercise of currently exercisable options granted pursuant to RhoMed's 1995 Employee Incentive and Non-Qualified Stock Option Plans; (ii) 15,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock

        Option Plan; and (iii) 8,922 shares of Common Stock issuable upon exercise of non-plan options. If Proposal Two is adopted, the options granted pursuant to RhoMed's 1995 Employee Incentive and NonQualified Stock Option Plans would terminate and be replaced by non-plan options as described in Proposal Two, but the aggregate number of options and date of exercise would remain unchanged. Does not include 42,576 shares of Common Stock issuable upon exercise of options not exercisable within 60 days following the Record Date.

(5) Includes (i) 24,732 shares of Common Stock issuable upon exercise of currently exercisable options granted pursuant to RhoMed's 1995 Employee Incentive and Non-Qualified Stock Option Plans; (ii) 15,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan; and (iii) 8,922 shares of Common Stock issuable upon exercise of non-plan options. If Proposal Two is adopted, the options granted pursuant to RhoMed's 1995 Employee Incentive and NonQualified Stock Option Plans would terminate and be replaced by non-plan options as described in Proposal Two, but the aggregate number of options and date of exercise would remain unchanged. Does not include 67,308 shares of Common Stock issuable upon exercise of options not exercisable within 60 days following the Record Date.

(6) Includes (i) 11,587 shares of Common Stock issuable upon exercise of currently exercisable warrants; (ii) 15,526 shares of Common Stock issuable upon conversion of 770 shares of Series A Preferred Stock issuable on exercise of currently exercisable warrants; and (iii) 6,576 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan, of which options with respect to 5,865 shares of Common Stock are currently exercisable and options with respect to 711 shares of Common Stock will become exercisable within 60 days following the Record Date. Does not include 13,618 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan not exercisable within 60 days following the Record Date.

(7) Represents 6,576 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan, of which options with respect to 5,865 shares of Common Stock are currently exercisable and options with respect to 711 shares of Common Stock will become exercisable within 60 days following the Record Date. Does not include 13,618 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan not exercisable within 60 days following the Record Date.

(8) Includes 12,500 shares of Common Stock issuable upon exercise of options granted to Summercloud Bay, Inc. pursuant to the 1996 Stock Option Plan, of which options with respect to 4,166 shares of Common Stock are currently exercisable and options with respect to 8,344 shares of Common Stock will become exercisable within 60 days following the Record Date and 1,250 shares of Common Stock issuable upon exercise of currently exercisable options granted to Dr. Prendergast pursuant to the 1996 Stock Option Plan. Does not include 47,719 shares of Common Stock issuable upon exercise of options granted pursuant to the 1996 Stock Option Plan not exercisable within 60 days following the Record Date, of which 37,500 shares of Common Stock are issuable upon exercise of options granted to Summercloud Bay, Inc.

(9) Includes (i) 66,494 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Dr. Rosenwald; (ii) 82,240 shares of Common Stock issuable upon conversion of 4,079 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by Dr. Rosenwald; (iii) 358,245 shares of Common Stock owned by RAQ, LLC, of which Dr. Rosenwald is President; (iv) 232,734 shares of Common Stock outstanding and 131,048 shares of Common Stock issuable upon conversion of 6,500 shares of Series A Preferred Stock, owned by The Aries Trust, a Cayman Islands trust ("The Aries Trust"); (v) 93,189 shares of Common Stock outstanding and 70,564 shares of Common Stock issuable upon conversion of 3,500 shares of Series A Preferred Stock, owned by Aries Domestic Fund, L.P. ("Aries Domestic Fund"); (vi) 19,585 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Aries Domestic Fund; (vii) 33,415 shares of Common Stock issuable upon exercise of currently exercisable warrants held by The Aries Trust; (viii) 7,056 shares of Common Stock issuable upon conversion of 350 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by Aries Domestic Fund; and (ix) 13,104 shares of Common Stock issuable upon conversion of 650 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by The Aries Trust. Dr. Rosenwald shares voting and investment power as to the foregoing shares. Dr. Rosenwald is the President of Paramount Capital and is the President, Chairman of the Board and sole shareholder of Paramount Capital Asset Management, Inc., the general partner of Aries Domestic Fund and the investment manager of The Aries Trust. Paramount Capital Asset Management, Inc. and Dr. Rosenwald disclaim beneficial ownership of the securities held by Aries Domestic Fund and The Aries Trust, except to the extent of their pecuniary interest therein, if any. Does not include any shares of Common Stock owned or issuable upon exercise of currently exercisable warrants by employees of Paramount Capital or Paramount Capital Investments of which Dr. Rosenwald is the Chairman of the Board and President.

(10) RAQ, LLC shares voting and investment power as to these shares. All of the shares of Common Stock owned by RAQ, LLC are also included in the beneficial ownership of Lindsay A. Rosenwald, M.D., as explained in note
        (9) above.

(11) Includes (i) 232,734 shares of Common Stock outstanding and 131,048 shares of Common Stock issuable upon conversion of 6,500 shares of Series A Preferred Stock, owned by The Aries Trust; (ii) 93,189 shares of Common Stock outstanding and 70,564 shares of Common Stock issuable upon conversion of 3,500 shares of Series A Preferred Stock, owned by Aries Domestic Fund; (iii) 19,585 shares of Common Stock issuable upon exercise of currently exercisable warrants held by Aries Domestic Fund;
        (iv) 33,415 shares of Common Stock issuable upon exercise of currently exercisable warrants held by The Aries Trust; (v) 7,056 shares of Common Stock issuable upon conversion of 350 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by Aries Domestic Fund; and (vi) 13,104 shares of Common Stock issuable upon conversion of 650 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by The Aries Trust. Dr. Rosenwald and Paramount Capital Asset Management, Inc. share voting and investment power as to the foregoing shares. Paramount Capital Asset Management, Inc. and Dr. Rosenwald disclaim beneficial ownership of the securities held by Aries Domestic Fund and The Aries Trust, except to the extent of their pecuniary interest therein, if any. All of the shares owned or purchasable by Paramount Capital Asset Management, Inc. are also included in the beneficial ownership of Lindsay A. Rosenwald, M.D., as explained in note (9) above.

(12) Includes (i) 131,048 shares of Common Stock issuable upon conversion of 6,500 shares of Series A Preferred Stock; (ii) 33,415 shares of Common Stock issuable upon exercise of currently exercisable warrants; and
        (iii) 13,104 shares of Common Stock issuable upon conversion of 650 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants. The Aries Trust shares voting and investment power as to the foregoing shares. All of the shares owned or purchasable by The Aries Trust are also included in the beneficial ownership of Lindsay
        A. Rosenwald, M.D. and of Paramount Capital Asset Management, Inc., as explained in notes (9) and (11) above.

(13) Includes (i) 70,564 shares of Common Stock issuable upon conversion of 3,500 shares of Series A Preferred Stock; (ii) 19,585 shares of Common Stock issuable upon exercise of currently exercisable warrants; and
        (iii) 7,056 shares of Common Stock issuable upon conversion of 350 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants. Aries Domestic Fund shares voting and investment power as to the foregoing shares. All of the shares owned or purchasable by Aries Domestic Fund are also included in the beneficial ownership of Lindsay A. Rosenwald, M.D. and of Paramount Capital Asset Management, Inc., as explained in notes (9) and (12) above.

(14) Represents shares of Common Stock issuable on conversion of 15,000 shares of Series A Preferred Stock.

(15) Includes (i) 6,500 shares of Series A Preferred Stock owned by The Aries Trust and (ii) 3,500 shares of Series A Preferred Stock owned by Aries Domestic Fund. Dr. Rosenwald shares voting and investment power as to the foregoing shares. See note (9) above.

(16) Includes (i) 6,500 shares of Series A Preferred Stock owned by The Aries Trust (ii) 3,500 shares of Series A Preferred Stock owned by Aries Domestic Fund; (iii) 650 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by The Aries Trust; and (iv) 350 shares of Series A Preferred Stock issuable upon exercise of currently exercisable warrants held by Aries Domestic Fund.

        Paramount Capital Asset Management, Inc. shares voting and investment power as to the foregoing shares. See note (11) above.

(17) Includes 385,712 shares of Common Stock issuable on exercise of options and warrants, of which 344,004 are currently exercisable and 41,708 will become exercisable within 60 days following the Record Date. Does not include 306,602 shares of Common Stock issuable upon exercise of options not exercisable within 60 days following the Record Date.


                               EXECUTIVE OFFICERS

The following table sets forth the name and positions of the executive officers of the Company:


NAME                  AGE     POSITION WITH THE COMPANY
----                  ---     -------------------------
Edward J. Quilty      46      Chairman of the Board, President, Chief Executive
                               Officer and Director
Carl Spana, Ph.D.     35      Executive Vice President, Chief Technology Officer
                               and Director
Charles Putnam        45      Executive Vice President
Stephen T. Wills      40      Vice President and Chief Financial Officer

Additional information relative to Edward J. Quilty and Carl Spana, Ph.D., is included in the preceding pages under "Election of Directors."

        CHARLES PUTNAM has been Executive Vice President of the Company since June 1996 and is responsible for operations, product development and regulatory and clinical affairs. From July 1994 to May 1996, Mr. Putnam was Executive Vice President, Research and Development, of MedChem. At MedChem, Mr. Putnam was responsible for product development, regulatory affairs, clinical research and quality control. From March 1993 to July 1994, Mr. Putnam was Vice President of Operations and Research and Development of Life Medical, where he was responsible for all aspects of manufacturing, product development and regulatory affairs for the company's commercial product line. From March 1983 to March 1993, Mr. Putnam was employed by American Cyanamid Corporation in a variety of positions, including Director of Device Development.

        STEPHEN T. WILLS has been Vice President and Chief Financial Officer of the Company since November 1997. Since July 1997, Mr. Wills has been Vice President and Chief Financial Officer of Derma Sciences, and since 1991 has been President and Chief Operating Officer of Golomb, Wills & Company, P.C., a public accounting firm. Mr. Wills received his B.S. in Accounting from West Chester University, and a M.A. in Taxation from Temple University.



                             EXECUTIVE COMPENSATION

        The following table sets forth compensation paid to the Company's Chief Executive Officer and the other named executive officers for the last three fiscal years. See note (1) to the following table, concerning the change in fiscal year end. With respect to the persons and periods covered in the following table, the Company made no restricted stock awards and had no long-term incentive plan payouts.

                                                   SUMMARY COMPENSATION TABLE
                                                   --------------------------

                                       ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                                                           ------------------------------
                                                                               AWARDS
                                                                           ------------------------------
                                                                Other
                                                                Annual        Securities      All other
                                                                Compen-       Underlying       Compen-
Name and                               Salary       Bonus       sation         Options/        sation
Principal Position      Year(1)         ($)          ($)          ($)        SARs (#)(2)         ($)

Edward J. Quilty,         1997          $301,064          --      --           240,074(4)        --
Chief Executive
Officer(3)
                          1996          $184,794     --           --           178,073           --
                          1995             N/A       N/A          N/A            N/A             --

Carl Spana, Ph.D.,        1997          $150,000     --           --            41,766           --
Executive Vice
President(5)
                          1996            $3,462     --           --            74,196(6)     $25,000(7)
                          1995             N/A       N/A          N/A            N/A             N/A

Charles L. Putnam,        1997          $150,000     --           --            41,766           --
Executive Vice
President(8)
                          1996            $9,539     --           --            74,196(6         --
                          1995             N/A       N/A          N/A            N/A             N/A

------------------------

(1) The Company's fiscal year ends on June 30. Due to a change in the Company's fiscal year end, fiscal year 1996 covers the ten-month transition period from September 1, 1995 to June 30, 1996. Fiscal year 1995 ended August 31, 1995. All references to compensation before June 25, 1996 (the Merger date) relate to compensation paid or issued by RhoMed.

(2)     The security underlying all options is Common Stock.

(3) Mr. Quilty became an employee and Chief Executive Officer of RhoMed on November 16, 1995 and became Chief Executive Officer of the Company on June 25, 1996.

(4) Includes an anti-dilution option to purchase 70,257 shares of Common Stock at $.20 per share granted on September 27, 1996, pursuant to the terms of Mr. Quilty's employment agreement with the Company. See "Employment Agreements" below. The September 27, 1996 option replaced a canceled option to purchase the same number of shares at $5.42 per share, originally granted by RhoMed on June 21, 1996 and included in the 1996 total. The $5.42 per share price of the June 21, 1996 option was not in accordance with the terms of Mr. Quilty's employment agreement, so the Board replaced the June 21, 1996 option with the correctly priced September 27, 1996 option. Excluding that replacement option, the options granted during fiscal 1997 were to purchase a total of 169,817 shares.

(5) Dr. Spana became an employee of RhoMed on June 15, 1996 and an Executive Vice President of the Company on June 25, 1996. Before becoming an officer of the Company, he was a consultant to RhoMed.

(6) If Proposal Two is adopted these options, which are exercisable at $5.42 per share, would be terminated and replaced by the same number of options exercisable at $1.00 per share.

(7)     Consists of consulting fees paid by RhoMed.

(8) Mr. Putnam became an employee of RhoMed on June 3, 1996 and an Executive Vice President of the Company on June 25, 1996.


                             Number of      % of Total
                            Securities     Options/SARs    Exercise     Market Price
                            Underlying      Granted to      or Base     as Reported
                           Options/SARs     Employees        Price        on Date       Expiration
        Name                Granted (#)   in Fiscal Year    ($/Sh)      of Grant (1)       Date
     ----------            -------------  --------------    ------      ------------       ----

Edward J. Quilty              70,257(2)     17.77%         $0.20(2)       $10.50          none
                              30,000(3)      7.59%         $7.50           $7.50        12-12-06
                              82,542(4)     20.88%         $0.20(4)        $6.00          none
                              57,275(5)     14.49%         $4.96(7)        $6.00         6-2-07
Carl Spana, Ph.D.             15,000(3)      3.79%         $8.00           $8.00         1-3-07
                              26,766(6)      6.77%         $4.96(7)        $6.00         6-2-07
Charles L. Putnam             15,000(3)      3.79%         $8.00           $8.00         1-3-07
                              26,766(6)      6.77%         $4.96(7)        $6.00         6-2-07

--------------------------

(1) The Common Stock was quoted on the OTC Bulletin Board(R) (the "Bulletin Board") from October 1, 1995 through October 13, 1997, trading under the symbol "PLTN" from July 22, 1996 through September 5, 1997. From September 8, 1997 through October 13, 1997 the Common Stock traded on the Bulletin Board under the symbol "PLTND." The Common Stock has been quoted on The Nasdaq SmallCap Market(sm) since October 14, 1997, trading under the symbol "PLTN."

(2) Anti-dilution option granted pursuant to the Company's employment agreement with Mr. Quilty. During the employment term, the option vests in 29 equal monthly installments on the 16th of each month. See "Employment Agreements."

(3)     Granted under the 1996 Stock Option Plan and immediately exercisable.

(4) Anti-dilution option granted pursuant to the Company's employment agreement with Mr. Quilty. During the employment term, the option vests in 18 equal monthly installments on the 16th of each month following the date of grant. See "Employment Agreements."

(5) Vests in 17 equal monthly installments on the 16th of each month after July 1, 1997.

(6) Vests in three equal installments, on July 1, 1997; July 1, 1998; and June 21, 1999.

(7)     Non-plan option.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

        The following table sets forth each option exercise by a named executive officer during the fiscal year ended June 30, 1997. Only Edward J. Quilty exercised any options. The Company has no outstanding SARs. Fiscal year-end values are based on a last reported sale price for the Common Stock, as reported on the Bulletin Board on June 30, 1997, of $6.125 per share.


                                                            Number of
                                                           Securities                 Value of
                                                           Underlying               Unexercised
                                                          Unexercised               In-the-Money
                           Shares                       Options/SARs at             Options/SARs
                          Acquired        Value            FY-End (#)               at FY-End ($)
                        on Exercise      Realized         Exercisable/              Exercisable/
Name                        (#)          ($) (1)         Unexercisable             Unexercisable
----                       -----        ---------        -------------             -------------
Edward J. Quilty           47,918        $310,065        72,642/227,331         $252,504/$1,073,451
Carl Spana, Ph.D.            0             --            64,465/51,499          $33,884/$48,125 (2)
Charles L. Putnam            0             --            39,732/76,231          $16,942/$65,066 (2)

--------------------------

(1) Value realized is the closing market price of the stock on the date of exercise less the option price, multiplied by the number of shares acquired on exercise.

(2) If Proposal Two is adopted, options as to 74,196 shares of Common Stock exercisable at $5.42 per share held by each of Dr. Spana and Mr. Putnam would be terminated and replaced by options as to the same number of shares exercisable at $1.00 per share. Assuming Proposal Two is adopted, the value of exercisable and unexercisable but unexercised in-the-money options/SARs would be $253,503/$157,934 as to Dr. Spana, and $126,751/$284,686 as to Mr. Putnam, based on the options exercisable and last reported sale price for the Common Stock as of June 30, 1997.

COMPENSATION OF DIRECTORS.

        Pursuant to the 1996 Stock Option Plan each director of the Company who is not an employee of the Company or of a parent or subsidiary of the Company (a "Non-Employee Director") will be granted, at the first meeting of the Board following each annual meeting of the stockholders of the Company, an option to purchase 10,000 shares of Common Stock at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant, which options are to vest as to 25% of the option granted during each year, starting one year after the date of grant (a "Non-Employee Director's Formula Option"). Any Non-Employee Director who is elected to the Board after August 28, 1996 and before the annual stockholders' meeting in any year will also be granted a Non-Employee Director's Formula Option to purchase a pro-rata portion of 10,000 shares equal to the portion of a year (measured in full calendar months) remaining until the next scheduled annual stockholders' meeting. All Non-Employee Directors serving on the date the Board adopted the 1996 Stock Option Plan (Richard J. Murphy, who resigned as a director effective August 26, 1997, James T. O'Brien, John K.A. Prendergast and Michael S. Weiss) were granted initial Non-Employee Director's Formula Options to purchase 5,000 shares of Common Stock at an exercise price of $5.44 per share with the same vesting conditions as regular Non-Employee Director's Formula Options. Mr. O'Brien, Dr. Prendergast and Mr. Weiss were subsequently each granted an option to purchase 6,667 shares of Common Stock at an exercise price of $6.00 per share, the fair market value of a share of Common Stock on the date of grant, and exercisable in the same manner as Non-Employee Director's Formula Options, in lieu of a regular Non-Employee Director's Formula Option for service for the period from August 1997 through March 1998.

        Non-Employee Directors are paid $12,000 per year, plus reimbursement of expenses, for services as a director, and may, in lieu of the $12,000 per year, elect to receive a non-incentive stock option pursuant to the 1996 Stock Option Plan to purchase that number of shares which would be purchasable, at the fair market value on

December 12 of each year, for $24,000. Such options vest in 12 monthly increments and expire 10 years from the date of grant. Mr. O'Brien and Mr. Weiss so elected, and have been each granted an option to purchase 355 shares of Common Stock at an exercise price of $5.63 per share as compensation for services rendered in December 1997, and an option to purchase 4,267 shares of Common Stock at an exercise price of $5.63 per share which vest in 12 monthly increments in calendar year 1998. Mr. O'Brien and Mr. Weiss were granted options to purchase 2,839 shares of Common Stock at an exercise price of $7.75 per share as compensation for services rendered in calendar year 1997 through November 1997, and Mr. Murphy, Mr. O'Brien and Mr. Weiss were granted options to purchase 1,066 shares of Common Stock at an exercise price of $7.50 per share in lieu of accrued compensation of $4,000 which was due to each of the Non-Employee Directors as of December 1996. Employee directors are not separately compensated for services as a director, but are reimbursed for expenses incurred in performing their duties as directors, including attending all meetings of the Board and any committees thereof. Service as a director is a condition of Edward
J. Quilty's employment agreement, but such service is not separately compensated. See "Employment Agreements."

        In July 1996, the Company paid $36,000 to Buck A. Rhodes, Ph.D., a former director of the Company and RhoMed, as severance compensation for resigning from the board of RhoMed effective June 30, 1996. The resignation and severance pay were pursuant to the terms of a consulting agreement dated as of March 7, 1996, between RhoMed and Dr. Rhodes.

EMPLOYMENT AGREEMENTS.

        Executive officers of the Company are appointed by the Board and serve at the discretion of the Board. Each officer shall hold his position until his successor is appointed and qualified. Mr. Quilty, Dr. Spana and Mr. Putnam each hold their offices pursuant to employment agreements.

        Subsequent to the Merger, the Company adopted, with amendments as required to reflect the Merger, an employment agreement entered into on November 16, 1995 between RhoMed and Edward J. Quilty. Pursuant to this agreement, Mr. Quilty is serving as President and Chief Executive Officer of the Company and RhoMed. The initial term of the employment agreement was one year and it is automatically renewed for successive twelve-month periods unless either party gives written notice to the contrary, or unless the agreement is otherwise terminated. Mr. Quilty's minimum base salary is $300,000 per year; his current salary is $343,470 per year. The Company has agreed to reimburse Mr. Quilty for premiums and other payments to maintain a $1,000,000 term life insurance policy issued in 1992 for the benefit of Mr. Quilty and his designees. Mr. Quilty may also participate in any benefit plans available to other senior executives of the Company, and in any directors' and officers' liability insurance which the Company maintains. Pursuant to the employment agreement, RhoMed issued to Mr. Quilty an option to purchase common stock equal to a 10% fully diluted equity interest in RhoMed as of November 16, 1995, at a price of $0.01 per share, to vest in 36 equal increments monthly during the term of the employment agreement. By operation of the Merger, that option became an option for 107,816 shares of Common Stock at an exercise price of $0.22 per share (rounded to the nearest cent). To date, Mr. Quilty has exercised that option as to 47,918 shares. The agreement also provides for anti-dilution protections which, among other things, require the Company to issue additional options with the same exercise price as the original option, so that Mr. Quilty shall, at all times, have options in the aggregate to purchase the number of shares of Common Stock (together with Common Stock purchased on the exercise of such options) equal to not less than 3.75% of the Company's outstanding Common Stock on a fully diluted basis. Pursuant to the anti-dilution protections, the Company has issued to Mr. Quilty additional anti-dilution options to purchase an aggregate of 152,799 shares of Common Stock, which options vest in equal monthly increments so as to become fully vested 36 months after the commencement of the employment agreement. For a period of five years after the first anniversary of the Company's initial post-Merger public offering, Mr. Quilty has piggy-back registration rights as to all Common Stock which he owns. If the Company terminates the employment agreement for "cause," or if Mr. Quilty terminates the agreement without "good reason," then the Company's payment obligation is limited to amounts earned through the termination date, and the option will be exercisable only to the extent vested. If Mr. Quilty elects to terminate the employment agreement following a post-Merger change in control of the Company, then the Company's payment obligation is limited to amounts earned through the termination date, but the option will immediately become exercisable in full. If the Company terminates the employment agreement without cause, or in the event of Mr. Quilty's death or disability, or if Mr. Quilty terminates the employment agreement with good reason, then in addition to amounts earned through the termination date, the Company must pay Mr. Quilty one year of his then current base salary. "Cause," as defined in the employment agreement, consists of fraud, felony conviction, refusal to carry out instructions of the Board, or governmental disqualification (all as defined in the employment agreement). "Good reason," as defined in the employment agreement, consists of breach by the Company of its obligations under the employment agreement. The employment agreement also includes non-competition, confidentiality and indemnification covenants.

        Carl Spana, Ph.D., and Charles Putnam have each entered into employment agreements with the Company dated September 27, 1996, pursuant to which each is serving as an Executive Vice President of the Company for a three-year period commencing June 21, 1996. Effective June 21, 1997, the base salary for each is $160,500 per year. Each is entitled to participate in all bonus and benefit programs that the Company establishes, to the extent his position, tenure, salary, age, health and other qualifications make him eligible to participate. Each agreement allows either the Company or the employee to terminate the agreement on 30 days' notice, and contains other provisions for termination by the Company for "cause," or by the employee for "good reason" after a "change in control" (all as these terms are defined in the respective agreements). Early termination may, in some circumstances, result in accelerated vesting of stock options and/or severance pay for a nine-month period at the rate of base salary, cash bonus and benefits then in effect. Each agreement contains non-competition and confidentiality covenants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In October 1997, the Company entered into a consulting agreement with Summercloud Bay, Inc., a corporation in which John K.A. Prendergast is an officer and sole stockholder, to provide strategic and technology consulting services. Dr. Prendergast is a director of the Company and was, until December 1997, the Managing Director of Paramount Capital Investments. Under the agreement, Summercloud Bay, Inc. is paid $4,500 per month commencing October 1997, and was granted a non-incentive stock option pursuant to the 1996 Stock Option Plan to purchase 50,000 shares of Common Stock at $7.75 per share.

        As of November 1996, the Company engaged Paramount Capital to act as exclusive placement agent for its offering of Series A Preferred Stock (the "Series A Offering"). Michael S. Weiss and Dr. Prendergast, directors of the Company, recused themselves from voting on the matter, and the Series A Offering was approved by a vote of the disinterested directors. Mr. Weiss is Senior Managing Director of Paramount Capital and Paramount Capital Investments, an affiliate of Paramount Capital. As placement agent, Paramount Capital received a 9% commission, amounting to $1,240,020, and a 4% non-accountable expense allowance, amounting to $551,120, on the gross proceeds of the Series A Offering, for an aggregate total of $1,791,140, and warrants to purchase 13,778 shares of Series A Preferred Stock, at an exercise price of $110 per share, issued to designees of Paramount Capital. The Company also agreed to indemnify Paramount Capital against certain liabilities, including liabilities arising under the Securities Act, in connection with the Series A Offering.

        Pursuant to the placement agency agreement for the Series A Offering, the Company entered into an introduction agreement with Paramount Capital (the "Introduction Agreement"), under which Paramount Capital acts as the Company's non-exclusive financial advisor for a minimum period of 18 months commencing January 1, 1997, and received (i) out-of-pocket expenses incurred in connection with services performed under the Introduction Agreement, (ii) a retainer of $72,000 , (iii) a warrant to purchase 6,250 shares of Common Stock at $8.75 per share issued to a designee of Paramount Capital and (iv) will receive a percentage or lump sum success fees in the event that Paramount Capital assists the Company in connection with certain financing and strategic transactions. The Introduction Agreement replaced a similar agreement in effect from September 1, 1996 through December 31, 1996, pursuant to which Paramount Capital received a retainer of $5,000 per month and a warrant to purchase 6,250 shares of Common Stock at $9.00 per share issued to a designee of Paramount Capital.

        Prior to the Merger, Paramount Capital served as placement agent for an offering of shares of RhoMed common stock (the "RhoMed Common Stock Offering") authorized by RhoMed's board of directors on March 4, 1996 and the RhoMed Class B Offering authorized by RhoMed's board of directors on November 27, 1995. In the RhoMed Class B Offering and the RhoMed Common Stock Offering, RhoMed paid Paramount Capital commissions and fees of $110,500 and $1,254,000, respectively, and issued warrants to designees of Paramount Capital to purchase RhoMed common stock, which as a result of the Merger were converted into warrants to purchase 1,958 shares of Common Stock at $6.51 per share and 177,796 shares of Common Stock at $6.51 per share, respectively. The RhoMed Class B Offering was approved by disinterested directors with Mr. Weiss and Carl Spana, Ph.D., abstaining; and the placement agent for the RhoMed Common Stock Offering was selected by an offering committee of RhoMed's board of directors, consisting of disinterested directors. Dr. Spana was an employee of an affiliate of Paramount Capital until June 1996. As a result of these RhoMed offerings, Dr. Rosenwald received warrants to purchase 51,416 shares of Common Stock at $6.51 per share and Mr. Weiss warrants to purchase 10,123 shares of Common Stock at $6.51 per share.

        Dr. Rosenwald is the President, Chairman of the Board and sole stockholder of Paramount Capital Asset Management, Inc., the general partner of Aries Domestic Fund and investment manager of The Aries Trust (together, the "Aries Entities"). The Aries Entities taken together purchased the following equity securities in the offerings described above: 10,000 shares of Series A Preferred Stock, convertible into 201,612 shares of Common Stock, 322,673 shares of Common Stock, and warrants to purchase 4,608 shares of Common Stock at $2.71 per share. Following the RhoMed Class B and Common Stock Offerings, Paramount Capital assigned to the Aries Entities those portions of Paramount Capital's placement agent warrants attributable to the investments of the Aries Entities, consisting of warrants to purchase 32,497 shares of Common Stock at $6.51 per share.

        Mr. Quilty, Dr. Spana, Mr. Putnam and Non-Employee Directors have been granted options to purchase Common Stock. See "Executive Compensation." The Board has recommended that the stockholders adopt Proposal Two, relating to approval of certain replacement stock options granted to Dr. Spana and Mr. Putnam.

        Stephen T. Wills has been granted two options under the 1996 Stock Option Plan, one to purchase 6,250 shares of Common Stock at an exercise price of $6.81 per share, exercisable monthly in 12 monthly increments commencing in August 1997, and a second to purchase 25,000 shares of Common Stock at an exercise price of $6.12 per share, exercisable monthly in 12 monthly increments commencing in October 1997. Both options expire 10 years from the date of grant.

        Buck A. Rhodes, Ph.D., was a director of RhoMed from inception until June 30, 1996, was President of RhoMed from inception until March 7, 1996, and was a director of the Company from June 25, 1996 through June 30, 1996. Under a consulting agreement dated March 7, 1996 between Dr. Rhodes and RhoMed, Dr. Rhodes was paid $51,023 in accrued salary and $36,000 as severance compensation for resigning from the board of directors of RhoMed, and is being paid $6,833 per month from April 1996 through March 1998 for consulting services.



                                  PROPOSAL TWO.

                        APPROVAL OF CERTAIN STOCK OPTIONS

GENERAL.

        Carl Spana, Ph.D., Executive Vice President and Chief Technology Officer of the Company, and Charles Putnam, Executive Vice President of the Company, were granted stock options by RhoMed on June 21, 1996 under two of RhoMed's stock options plans (the "Original Options"). As a result of the Merger, the Original Options were assumed by the Company, and after giving effect to all reverse stock splits, were converted into stock options for each of Dr. Spana and Mr. Putnam to purchase an aggregate of 74,196 shares of Common Stock at an exercise price of $5.42 per share. The Original Options terminate June 21, 2006, and are immediately exercisable by Dr. Spana as to two-thirds of the total number of shares, with the remaining one-third exercisable on June 21, 1998, and are immediately exercisable by Mr. Putnam as to one- third of the total number of shares, with an additional one-third exercisable on June 21, 1998 and the remaining one-third exercisable on June 21, 1999. The Original Options provide that effective on the date when Dr. Spana or Mr. Putnam cease to be an employee of the Company or its subsidiaries for any reason, the amount of Common Stock which may be purchased is limited to that amount of Common Stock which was exercisable on such date, and further provides that the Original Option terminates in its entirety on the 90th day following such date. Each Original Option was, as to all but 464 shares, an incentive stock option as defined in
Section 422(b) of the Internal Revenue Code of 1986, as amended, resulting in certain advantageous tax treatment to the holder.

        On December 4, 1997, the Board adopted, subject to stockholder approval, a resolution whereby the Original Options previously granted to Dr. Spana and Mr. Putnam would be replaced by non-incentive options, not entitled to the tax treatment accorded incentive stock options, at an exercise price of $1.00 per share (the "New Options"). The New Options provide both Dr. Spana and Mr. Putnam the right to purchase 74,196 shares of Common Stock, with the New Options immediately exercisable by Dr. Spana as to two-thirds of the total number of shares, with the remaining one-third exercisable on June 21, 1998, and immediately exercisable by Mr. Putnam as to one-third of the total number of shares, with an additional one-third exercisable on June 21, 1998 and the remaining one-third exercisable on June 21, 1999. The New Options expire June 21, 2006, and in the event that Dr. Spana or Mr. Putnam leaves the employ of the Company, whether voluntarily or otherwise, each New Option will, to the extent that such New Option is not immediately exercisable, terminate, and to the extent that such New Option is immediately exercisable, terminate upon the earlier of 90 days after the date of termination of employment and the date of termination specified in such New Option. Pending approval by the stockholders of the New Options, the right to exercise the Original Options has been suspended, and upon approval of Proposal Two, the Original Options will immediately terminate. In the event that the stockholders do not approve Proposal Two, the New Options will not be granted and the Original Options will continue in full force and effect.

PURPOSE OF REPLACEMENT STOCK OPTIONS.

        Dr. Spana and Mr. Putnam are key executive officers and members of management on whom the Company is highly dependent. Dr. Spana is primarily responsible for new technology evaluation and development, including development of the Company's MIDAS technology, a patent-pending metallopeptide technology. Mr. Putnam is responsible for developing, manufacturing and regulatory approval of the Company's products, including LeuTech, an infection and inflammation imaging product currently in clinical trials. Dr. Spana and Mr. Putnam were affiliated with and employees of, and were granted the Original Options by, RhoMed prior to the Merger.

        The Board determined that Dr. Spana and Mr. Putnam should have received initial stock options at a price significantly lower than the current fair market value of the Company's Common Stock, and that the Original Options should have had an exercise price no higher than $1.00 per share. The Original Options were intended to promote continuity of employment of Dr. Spana and Mr. Putnam as key members of management, and to increase incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out the long range plans of the Company, including Dr. Spana and Mr. Putnam, and securing its continued growth and financial success. The New Options are intended to accomplish the foregoing objectives.

EFFECT ON EXISTING SECURITIES.

        The grant of the New Options will result in the repricing of certain outstanding warrants of the Company and in a decrease of the conversion price of Series A Preferred Stock. The formulas for repricing of warrants depend on the number of shares of Common Stock outstanding, and the formula for adjustment of the conversion price of Series A Preferred Stock depends on the number of fully diluted shares of Common Stock outstanding, assuming exercise of all outstanding rights, options and warrants, and the market price per share of Common Stock, in each case as of the date of ratification of the grant of the New Options. For purposes of illustration, the following calculations were made based on the number of shares of Common Stock and Series A Preferred Stock outstanding as of the Record Date, and the closing price of $6.375 per share of Common Stock as of the Record Date. The actual effect of the grant of New Options may be different than shown below, based on the number of shares of each class outstanding and the market price per share of Common Stock as of the effective date of the grant of New Options. The per share exercise price will decrease on the following outstanding Common Stock warrants as a result of the grant of the New Options, based on assumptions set forth above as of the Record Date:

                                                              EXERCISE PRICE PER
                                          CURRENT EXERCISE      SHARE ON GRANT
               WARRANT                    PRICE PER SHARE       OF NEW OPTIONS
-------------------------------------    -----------------     ---------------
Common Stock Placement Warrants              $6.52                  $6.27
Class B Offering Warrants                    $2.72                  $2.64
Class B Placement Warrants                   $6.52                  $6.27
Financial Advisory Services Warrant          $9.00                  $8.64
Financial Advisory Services Warrant          $8.75                  $8.40

As of the Record Date 131,892 shares of Series A Preferred Stock and warrants to purchase an additional 13,778 shares of Series A Preferred Stock were outstanding. Each share of Series A Preferred Stock is convertible at any time, at the option of the holder, into the number of shares of Common Stock equal to $100 divided by the "Conversion Price" (as defined in the Certificate of Designations for the Series A Preferred Stock). The current Conversion Price is $4.96, and, based on the assumptions set forth above as of the Record Date, as a result of the grant of the New Options the Conversion Price would decrease to $4.88. Assuming exercise of all outstanding warrants of the Company the exercise price of which would decrease as a result of the grant of the New Options, and assuming the conversion of all outstanding Series A Preferred Stock and all Series A Preferred Stock obtainable upon exercise of warrants therefore, in the aggregate an additional 56,623 shares of Common Stock would be issued as a result of the grant of the New Options, based on the assumptions set forth above as of the Record Date.

TAX AND ACCOUNTING CONSEQUENCES TO THE COMPANY.

        The grant of the New Options will not result in compensation income for either Dr. Spana or Mr. Putnam or a compensation deduction for the Company. The exercise of New Options will result in compensation income to the holder as to the difference between the exercise price and the fair market value of the stock upon exercise, with the Company entitled to receive a federal income tax compensation deduction at the same time and in the same amount. The Company may require Dr. Spana and Mr. Putnam to enter into income tax withholding arrangements as a condition of exercising the New Options.

        The difference between the fair market value of the Common Stock on the date of grant and the exercise price per share of the New Option will be a compensation expense to the Company, and will be recorded as an expense as portions of the New Options become exercisable. Based on the closing price per share of Common Stock on the Record Date of $6.375, the total compensation expense to the Company would be approximately $797,607, $664,672 to be recognized in the current fiscal year and $132,935 to be recognized in the next fiscal year. The actual effect of the grant of New Options may be different, based on the market price per share of Common Stock as of the effective date of the grant of New Options. This compensation expense will increase the Company's deficit accumulated during the development stage, but will not increase the Company's net cash used for operating expenses.

        Effective July 1, 1996, the Company has elected to adopt the disclosures of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation." Pursuant to SFAS 123, the Company will be required to account for the weighted average fair market value of the warrants repriced as a result of the grant of the New Options as of the date of grant, using a pricing model. The decrease in the Conversion Price of the Series A Preferred Stock as a result of the grant of the New Options will be accounted for as a preferred stock dividend. These accounting changes will result in additional operating expenses to the Company, and will increase the Company's deficit accumulated during the development stage, but will not increase the Company's net cash used for operating activities.

        THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE GRANT OF CERTAIN REPLACEMENT STOCK OPTIONS TO DR. SPANA AND MR. PUTNAM.

                                 PROPOSAL THREE.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board has selected the accounting firm of Arthur Andersen as the independent public accountants for the Company for the fiscal year ending June 30, 1998. Arthur Andersen has served as the Company's independent public accountants since July 9, 1996, was RhoMed's independent accountant prior to the Merger, and served as the Company's independent public accountants for the fiscal year ended June 30, 1997 and the transition period ended June 30, 1996. The Company has requested that a representative of Arthur Andersen attend the Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders.

        CHANGE OF ACCOUNTANTS. As of July 9, 1996, in connection with the Merger, Deloitte & Touche LLP ("Deloitte & Touche"), the Company's independent public accountant which was engaged as the principal accountant to audit the Company's financial statements, was dismissed. The Company, after consultation with Arthur Andersen, engaged Arthur Andersen as of July 9, 1996 as the principal accountant to audit the Company's consolidated financial statements. Arthur Andersen also serves as RhoMed's independent public accountant.

        RhoMed, prior to the Merger, consulted Arthur Andersen regarding the application of accounting principles to the proposed Merger. The primary issue that was the subject of such consultations was the characterization of the proposed Merger for accounting purposes. RhoMed was orally advised by Arthur Andersen that the Merger would be treated as a recapitalization of RhoMed with RhoMed as the acquirer (reverse acquisition), and that the proposed Merger would not constitute a business combination. The Company's former accountant, Deloitte & Touche, was not consulted by the Company regarding such issue.

        The Company's decision to change accountants was recommended and approved by the Company's Board subsequent to the Merger based upon the Company's need for one independent public accountant to be responsible for the financial statements of the Company following the Merger. During Company's fiscal years ended December 31, 1995 and 1994, there were no disagreements between the Company and Deloitte & Touche, the Company's former independent public accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Further, during the Company's fiscal years ended December 31, 1995 and 1994, respectively, Deloitte & Touche's opinion with respect to the Company's financial statements was qualified as to the Company's ability to continue as a going concern.

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN.


                                  OTHER MATTERS

        The Board is not aware of any matters not set forth herein that may come before the Meeting. If, however, further business properly comes before the Meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the next annual meeting of stockholders, such proposals must be received by the Company at the Company's principal executive offices not later than September 30, 1998. Proposals should be directed to the attention of the Secretary of the Company.


                          ANNUAL REPORT ON FORM 10-KSB

        The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1997, including the financial statements and schedules thereto, but excluding exhibits, is being sent with this Proxy Statement and without charge to each person whose proxy is being solicited.

        Your cooperation in giving this matter your immediate attention and returning your Proxy is appreciated.

                                By order of the Board of Directors,

                                /s/ Stephen T. Wills

                                STEPHEN T. WILLS
                                Assistant Secretary

February 25, 1998

PROXY CARD LANGUAGE


                           PALATIN TECHNOLOGIES, INC.
           214 CARNEGIE CENTER, SUITE 100, PRINCETON, NEW JERSEY 08540

                ANNUAL MEETING OF STOCKHOLDERS -- March 24, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Edward J. Quilty and Carl Spana, and each of them (with full power to act without the other), as proxies with full power of substitution, to vote all shares of Common Stock, $.01 par value (the "Common Stock"), and Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), of Palatin Technologies, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on February 13, 1998, at the Company's Annual Meeting of Stockholders to be held Tuesday, March 24, 1998 and at any postponement or adjournment thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2 AND 3 AND ON ANY OTHER MATTER COMING BEFORE THE MEETING IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.



                         (TO BE SIGNED ON REVERSE SIDE.)

                         Please date, sign and mail you

                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                           PALATIN TECHNOLOGIES, INC.

                                 March 24, 1998



1.      ELECTION OF DIRECTORS.

        [_]   FOR all nominees listed        [_]  WITHHOLD AUTHORITY to vote for
              below (except as indicated          all the nominees listed below.
              otherwise below).

        NOMINEES:     Edward J. Quilty
                      Michael S. Weiss
                      Carl Spana
                      James T. O'Brien
                      John K.A. Prendergast

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

        -----------------------------------------------------------------------


2. To approve the grant of certain replacement stock options to Dr. Spana and Mr. Putnam.

               [_]  FOR           [_]  AGAINST              [_]  ABSTAIN


3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 30, 1998.

               [_]  FOR           [_]  AGAINST              [_]  ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such matters as may properly come before the meeting or any postponement or adjournment thereof.

               [_]  GRANT AUTHORITY            [_]  WITHHOLD AUTHORITY


        The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all the said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue hereof.

    Please complete, sign, date and return this Proxy in the enclosed envelope. No postage required if mailed in the United States.


DATE ____________                          ____________________________________
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